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                      Prudential California Municipal Fund
                              (California Series)
                           (California Income Series)
                        (California Money Market Series)
                       Supplement dated December 10, 1996
           Statement of Additional Information dated November 1, 1996
    The following information supplements the Statement of Additional Information of each of the Series listed above:
Increase in Borrowing Capabilities
    Each Series' investment restriction regarding borrowing capabilities has been modified to permit each Series to borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions and to permit each Series to pledge up to 33 1/3% of the value of its total assets to secure permitted borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.
MF960C-10 (12/10/96)